Supplement dated April 18, 2022
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Thermostat Fund	5/1/2021
Effective May 1, 2022 (the “Effective Date”), the portfolio manager information under the heading “Fund Management” in the Summary Prospectus and the “Summary of the Fund” section of the Prospectus, is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Service with the Fund Since
Anwiti Bahuguna, Ph.D.	Senior Portfolio Manager and Head of Multi Asset Strategy of Columbia Management and Assistant Vice President of the Investment Manager	Lead Portfolio Manager or Co-Portfolio Manager since 2018	2018
Alex M. Rivas	Portfolio Manager of Columbia Management and Assistant Vice President of the Investment Manager	Portfolio Manager since May 2022	2018
As of the Effective Date, the portfolio manager information under the heading “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Service with the Fund Since
Anwiti Bahuguna, Ph.D.	Senior Portfolio Manager and Head of Multi Asset Strategy of Columbia Management and Assistant Vice President of the Investment Manager	Lead Portfolio Manager or Co-Portfolio Manager since 2018	2018
Alex M. Rivas	Portfolio Manager of Columbia Management and Assistant Vice President of the Investment Manager	Portfolio Manager since May 2022	2018
Dr. Bahuguna joined Columbia Management, an affiliate of the Investment Manager, or one of its legacy firms or acquired business lines in 2002. Dr. Bahuguna has served as Assistant Vice President of the Investment Manager since May 2018. Dr. Bahuguna began her investment career in 1998 and earned a B.S. from St. Stephen’s College, Delhi University and a Ph.D. in economics from Northeastern University.
Mr. Rivas joined Columbia Management, an affiliate of the Investment Manager in 2017. Mr. Rivas has served as Assistant Vice President of the Investment Manager since February 2018. Prior to joining Columbia Management, Mr. Rivas was a trading specialist with Blackrock Advisors, LLC. Mr. Rivas began his investment career in 2009 and earned a B.S. from Georgia Institute of Technology and a Master’s degree in Finance from Princeton University.
Shareholders should retain this Supplement for future reference.
SUP235_12_008_(04/22)